SUBSCRIPTION AGREEMENT


     SUBSCRIPTION AGREEMENT dated as of April 10, 1997 by and between (a) XCL-China, Ltd.("XCL"), a company organized under the laws of the British Virgin Islands and wholly owned subsidiary of XCL, Ltd., (b) XCL Ltd., a Delaware company and
(c) the other parties to this Agreement named on the signature page hereof (collectively, the "Subscriber").

     XCL, XCL Ltd. and the Subscriber, each in reliance upon the representations, warranties and covenants contained in this Agreement, agree as follows with respect to the issuance and sale by XCL and the purchase by the Subscriber of the number of units (the "Units") which the Subscriber has inserted in Section 12 hereof at the purchase price set forth by the Subscriber in
Section 12 hereof, each Unit being comprised of (a) $100,000 in principal amount of a promissory note of XCL ("Note"); and (b) 325,580 warrants ("Warrants") to purchase 325,580 shares of XCL Ltd.'s common stock, par value $.01 per share ("Common Stock"), at $.01 per share (subject to adjustment)or, under certain limited conditions described in the Warrant Agreement, preferred stock.

     1. Sale and Purchase of Units. This Agreement is being executed and delivered in connection with the sale and purchase of up to an aggregate of 31 Units offered by XCL and XCL Ltd. to a limited number of qualified investors (the "Offering"). By executing and delivering this Agreement, the Subscriber hereby irrevocably agrees to subscribe for the number of Units, and at the purchase price, which the Subscriber has set forth in
Section 12 hereof, subject to the terms and conditions contained in this Agreement. The purchase and sale of such Units shall take place at a closing (the "Closing") commencing at 10:00 a.m., Central Daylight Time, on April 10, 1997 at the offices of Gordon, Arata, McCollam & Duplantis, L.L.P. or on such other date and at such other time and place as shall be mutually agreed upon by the parties hereto. The date on which the Closing occurs is referred to herein as the "Closing Date". The purchase and sale of such Units shall be subject to the following terms and conditions.

          (a) At closing, the Subscriber shall wire transfer, or shall cause to be wire transferred, immediately available United States Funds to First Bank of Minneapolis, ABA Number:
091-000022, Account Number: 1702-25145359 for the account of Apache China Corporation; For Deposit to Apache China Joint Venture, in payment of the purchase price for the Units. As used herein the term "United States Funds" shall mean the freely transferable or external currency of the United States of America.

          (b) Payment of the purchase price of the Units shall be deemed by XCL to constitute a confirmation by the Subscriber of the accuracy and completeness of its representations and warranties set forth herein as of the date such payment is made.

          (c) Simultaneously with the Subscriber's subscription payment for the Units, XCL shall issue and deliver, or cause to be issued and delivered to the Subscriber a promissory note substantially in the form set forth as Schedule I evidencing the aggregate principal amount of all Notes subscribed for, and XCL Ltd. shall issue and deliver, or cause to be issued and delivered, a single certificate representing the Warrants, in each case registered in the name of the Subscriber and bearing a suitably conformed version of the legend set forth in subsection 3(e) hereof.

     (d) XCL reserves the unilateral right to withdraw, cancel or modify the Offering and to reject, in whole or in part, any subscription for Units, which need not be accepted in the order received. In the event the Offering is withdrawn, cancelled or modified, prior to the issuance of the Units, XCL shall notify the Subscriber and give it the opportunity to cancel its subscription and shall return to the Subscriber its subscription moneys (without interest) and the original copies of all subscription materials.

     2. Representations and Warranties by XCL and XCL Ltd. XCL and XCL Ltd. hereby represent and warrant to the Subscriber that, except as set forth in the draft confidential offering memorandum (the "Memorandum") for the sale of Senior Secured
Discount Notes by XCL Ltd., a copy of which is attached as Exhibit "A":

     (i) Organization and Good Standing. XCL and XCL Ltd. each is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has corporate power and authority to carry on its business as now being conducted and is not required to qualify to do business as a foreign corporation in any other jurisdiction where the failure so to qualify would have a material adverse effect on the business or assets of XCL or XCL Ltd. and its subsidiaries, taken as a whole.

     (ii) Capitalization. XCL's authorized capital stock consists of 500,000,000 shares of Common Stock, of which 293,357,340 shares of Common Stock were validly issued and outstanding as of April 4, 1997 and are fully paid and non-assessable, and 2,400,000 shares of preferred stock, par value $1.00 per share, to be issued in series with such rights and preferences as the Board may designate from time to time of which 641,359 shares designated the Series A, Cumulative
Convertible Preferred Stock; 44,954 shares designated the Series
B, Cumulative Preferred Stock; 48,982 shares designated the
Series E, Cumulative convertible Preferred Stock; and 21,057 shares designated the Series F, Cumulative Convertible Preferred
Stock are validly issued and outstanding on the date of this Agreement and are fully paid and non-assessable. The Warrants, when executed and delivered on behalf of XCL Ltd. and issued and sold as set forth in this Agreement and the Warrant Agreement annexed hereto as Schedule II, will have been duly executed, issued and delivered and will be valid and legally binding obligations of XCL Ltd. and the shares of Common Stock or Preferred Stock issuable upon exercise of the Warrants ("Warrant Stock") will, following such exercise in the manner provided for in the Warrant Agreement, be duly authorized, validly issued, fully paid and non-assessable.

     (iii) Corporate Authority. XCL and XCL Ltd. each has full power and authority to enter into this Agreement, and, as to XCL Ltd., the Warrant Agreement, and to issue, sell and deliver the Warrants and Warrant Stock and to incur and perform the obligations provided for herein and under the Warrant Agreement and Notes, which have been or will be duly authorized by all necessary corporate or other action of XCL and XCL Ltd. (as applicable). The execution, delivery and performance of this Agreement, the Warrant Agreement and the Notes and the issuance and sale of the Warrants, Warrant Stock and Notes to the Subscriber, in the manner contemplated by this Agreement, the Warrant Agreement and the Notes, do not require the approval or consent of the stockholders of XCL or XCL Ltd. or other holders of securities or indebtedness of XCL or XCL Ltd. (other than as has been obtained), do not violate any provision of any law of the United States, or the Certificate of Incorporation or By-
Laws of XCL or XCL Ltd., or any material agreement or instrument by which XCL or XCL Ltd., or any of its properties are bound and (except as contemplated thereunder) will not result in the creation of any encumbrance or charge upon any asset of XCL or XCL Ltd. This Agreement, the Warrant Agreement, and the Notes constitute valid and binding obligations of XCL or XCL Ltd. (as appropriate) in accordance with their terms.

     (iv) Governmental Consents. All consents, authorizations and approvals (if any) of any governmental agency or other regulatory body within the United States required by XCL or XCL Ltd. for the execution and delivery of this Agreement, the Warrant Agreement, and Notes and the issuance of the Warrants and Notes in the manner contemplated in the Warrant Agreement and this Agreement, respectively, and the performance of its obligations hereunder and thereunder have been or, in the case of certain state securities regulatory agencies with jurisdiction, will be obtained.

     (v) Financial Statements. Attached as Exhibits "B" and "C" are the audited financial statements of XCL Ltd. and its consolidated subsidiaries for the fiscal year ended December 31, 1995 and the unaudited financial statements of XCL and its consolidated subsidiaries for the twelve-month period ended December 31, 1996, respectively. Such financial statements present fairly the financial position of XCL and XCL Ltd. on the dates and for the periods specified therein in all material respects.

     (vi) Absence of Certain Material Changes and Events. Since December 31, 1996, there has been no material adverse change in the financial condition, assets, liabilities or business of XCL and its subsidiaries, taken as a whole or of XCL Ltd. and its subsidiaries, taken as a whole.

     (vii) Contracts. Except as set forth in the Memorandum, neither XCL nor XCL Ltd. is in material violation of or in material default under any material contract to which it is a party or by which it is bound. To the best of the knowledge of XCL and XCL Ltd., all such contracts are valid and effective in accordance with their terms and XCL and XCL Ltd. know of no material default by any third party that would materially impair its ability to perform hereunder or under the Notes.

     (viii) Litigation. There is no material litigation, proceeding or investigation of any nature pending or, to the knowledge of XCL or XCL Ltd., threatened against or relating to XCL or XCL Ltd. or any of its properties or business. Neither XCL nor XCL Ltd. is subject to any judgment, decree or order of any court or any other governmental or administrative body or agency. There is no action pending, or, to the best of XCL's knowledge, threatened against XCL, XCL Ltd. or any of their respective subsidiaries which either (a) involves the transactions contemplated by this Agreement or (b) is likely to have a material adverse effect on the ability of XCL or XCL Ltd. to perform their obligations under this Agreement, the Warrant Agreement, or the Notes.

     (ix) Absence of Undisclosed Liabilities. To the best knowledge of XCL and XCL Ltd., none of XCL, XCL Ltd. or any of their respective subsidiaries has any material liabilities or obligations (whether accrued, absolute, contingent or otherwise) exclusive of those (1) arising hereunder or under the Warrant Agreement and Notes, (2) described herein or in the Schedules hereto, (3) reflected in the financial statements referred to in paragraph (v) of this Section 2 or the Memorandum or (4) liabilities and obligations arising under its leases and under contracts relating to the exploration, operations, production and sales of hydrocarbons from those leases, which, in the aggregate, are in general conformance with industry practice and standards.

     (x) Memorandum. The Memorandum does not contain any untrue statement of a material fact nor does it omit to state a material fact necessary in order to make the statements contained therein not misleading.

     (xi)          Compliance with Laws.  Each of XCL, XCL Ltd.
and their respective subsidiaries has all required governmental approvals, authorizations, consents, licenses, orders, registrations and permits necessary for the operation of its business as presently conducted and the absence of which would have a material adverse effect.

     (xii)     Labor Matters.

     (a) None of XCL, XCL Ltd. or their respective subsidiaries has entered into any collective bargaining agreement and, to the best of the knowledge of XCL and XCL Ltd., no labor union or similar organization or any representative thereof has made any attempt to organize or represent employees of any of XCL, XCL Ltd. or their respective subsidiaries.

     (b) To the best knowledge of XCL and XCL Ltd., there are no controversies pending or threatened between any of XCL, XCL Ltd. or their respective subsidiaries, on the one hand, and its employees or any contractor or subcontractor thereof which reasonably would be expected to have a material adverse effect.

     (xiii) Taxes Each of XCL and XCL Ltd. have filed all tax returns required to be filed by law and has paid all taxes shown thereon to be due, including interest and penalties. Neither XCL or XCL Ltd. is a party to any action or proceeding by any governmental authority for the assessment or collection of taxes, nor has any claim for assessment or collection of taxes been asserted against either XCL or XCL Ltd., except for a pending Louisiana income and franchise tax case described in the Memorandum. There is no audit pending of any tax return filed by either XCL or XCL Ltd. or with respect to any consolidated group of which either XCL or XCL Ltd. was a member in the applicable year. XCL Ltd. has received notice that the State of Louisiana intends to conduct an income and franchise tax audit of it, but that audit has not commenced.

     (xiv) Title to Property. XCL, XCL Ltd. and their respective subsidiaries have good and valid title to all their plants, structures and equipment and such plants, structures and equipment are in good operating condition and repair, except where a defect in title or the failure of such plants, structures and equipment to be in such good operating condition and repair would not, individually or in the aggregate, have a material adverse effect.

     (xv)          Environmental Matters.

     (A) For purposes of this Agreement,

          (x) "Environmental Laws" shall mean any federal, state, local or common law or any foreign law, and any rules and regulations under any thereof, relating to (I) releases or threatened releases of Hazardous Substances or materials containing Hazardous Substances, (II) the manufacture, handling, transport, import, export, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances or (III) otherwise relating to pollution of the environment or the protection of human health; and

          (y) "Hazardous Substances" shall mean (I) substances which are or which contain substances defined in or regulated under the following federal statutes and their state counterparts, as well as any similar foreign statutes and each such statute's implementing regulations as amended from time to time; the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, and Safe Drinking Water Act, the Atomic Energy Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Federal Food, Drug and Cosmetics Act and the Clean Air Act, (II) petroleum and petroleum products including crude oil and any fractions thereof, (III) natural gas, synthetic gas and any mixtures thereof, (IV) radon, (V) any other contaminant and (VI) any substances with respect to which a federal, state, local or foreign agency requires environmental investigation, monitoring, reporting or remediation.

     (B) (x) Each of XCL and XCL Ltd. have obtained or caused to have been obtained all material permits, licenses and other authorizations which are required under Environmental Laws relating to the oil and gas properties and leases and other assets of XCL and XCL Ltd. and their respective subsidiaries (collectively, the "Environmental Assets");

          (y) XCL, XCL Ltd. and their respective subsidiaries and the Environmental Assets are in compliance in all material respects with all Environmental Laws and all terms and conditions of such permits, licenses and authorizations; and

          (z) None of XCL, XCL Ltd. or their respective subsidiaries has received written notice of (I) any material claims of present or past non-compliance with Environmental Laws, (II) any material claims for damages, fines, penalties, environmental investigation or remediation, or administrative, injunctive or other relief arising under Environmental Laws or
(III) any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which are reasonably likely to interfere with or prevent continued compliance, or which are reasonably likely to give rise to any material liability, or otherwise form the basis of any material claim, action, suit, proceeding, hearing or investigation arising under Environmental Laws.

     3.     Representations, Warranties and Agreements by the
Subscriber. The Subscriber hereby represents and warrants to and agrees with XCL and XCL Ltd. as follows:

     (a) Memorandum. The Subscriber hereby acknowledges to XCL and XCL, Ltd. that (i) any estimates, plans, projections etc. which are incorporated in the Memorandum or which have been furnished to it with respect to the activities undertaken originally or to be undertaken by XCL or XCL Ltd. are based on certain assumptions made by XCL and XCL Ltd. regarding such factors as estimated values of the properties, prices of oil and gas, future revenues, proved, probable and potential reserve values, degrees of success of disposition transactions and exploration and development activities and other factors, (ii) actual experience may vary from such assumptions, (iii) such estimates, plans and projections may never be achieved, (iv) the Subscriber has not relied upon the achievement of any such estimates and projections in making its investment decision to acquire the Units, (v) the Subscriber has carefully reviewed the Memorandum and the Exhibits thereto, in particular, the "Risk Factors" section thereof, and (vi) the Subscriber is aware of the current conditions existing in the United States and international oil and gas industry which affect the business of XCL and XCL Ltd.

     (b) Independent Investigation. The Subscriber has relied solely upon the independent investigations made by it and its representatives in making a decision to purchase the Units and has a full understanding and appreciation of the risks inherent in such a speculative investment. In connection with such investigation, the Subscriber and its attorneys, accountants and other representatives and advisers, if any, (i) have been given an opportunity to ask, and have to the extent the Subscriber considered necessary, asked questions of, and have received answers from, officers of XCL and XCL Ltd. concerning the terms of the Offering and the affairs of XCL and XCL Ltd. and its proposed activities and (ii) have been given or afforded access to all documents, records, books and additional information which the Subscriber has requested regarding such matters.

     (c) Unregistered Shares. The Subscriber recognizes that the offer and sale by XCL and XCL Ltd. of the Notes and the Warrants (and Warrant Stock) and the offer and sale of the Units have not been and (except to the extent set forth herein and in the Warrant Agreement) will not be registered under the United States Securities Act of 1933, as amended (the "Act"), and have not been and will not be registered under any other applicable domestic or foreign securities laws (the Act and any such other applicable securities laws are hereinafter collectively referred to herein as the "Securities Laws") in reliance upon exemptions from the registration requirements thereof; the Subscriber is acquiring the Units and the Notes, Warrants, and Warrant Stock (collectively referred to herein as the "Securities") solely for its account for investment and not with a view to, or for offer or resale in connection with, a distribution thereof in violation of any Securities Laws; the investment will not constitute more than one fifth of the Subscriber's consolidated net worth; and the Subscriber is an "accredited investor" as defined in Rule 501 promulgated under the Act. The Subscriber hereby covenants and agrees that it will not sell the Units or any of the Securities until such time as XCL Ltd. has effectively registered such securities under the Act or counsel reasonably acceptable to XCL Ltd.
(which shall include in-house counsel) shall have furnished an opinion, in form and substance reasonably acceptable to XCL Ltd.
to the effect that the transaction contemplated by Subscriber would be in compliance with the Act. The Subscriber understands that the effect of such representation and warranty is that the Units and Securities must be held unless the sale or transfer thereof is subsequently registered under the Securities Laws or an exemption from such registration is available at the time of any proposed sale or other transfer thereof. Except to the extent hereinafter set forth and in the Warrant Agreement neither XCL nor XCL Ltd. is under any obligation either to file a registration statement under the Act covering the sale or transfer of such securities or otherwise to register such securities for sale under the Securities Laws. The Subscriber is familiar with, or has been advised by its counsel regarding,
(i) the applicable limitations upon the resales of the Units and the Securities, (ii) the circumstances under which the Subscriber is required to hold such securities and (iii) the limitations upon the transfer or other disposition thereof. The
Subscriber acknowledges that XCL and XCL Ltd. are and will be relying upon the truth and accuracy of the foregoing representations and warranties in offering and selling the Units and the Securities to the Subscriber without first registering them under the Securities Laws.

     (d)  Transfer Conditions.  Except as to any Securities that
(i) are then effectively registered under the Act, or (ii) are represented by certificates that, with the consent of XCL Ltd., no longer bear restrictive legends and are otherwise freely tradeable under the Act, prior to any sale, transfer or other disposition of any of the Subscriber's Units and the Securities the Subscriber agrees to give at least three days prior written notice to XCL Ltd. of its intention to effect such transfer and to comply in all other respects with this subsection 3(d). Each such notice shall describe the identity of the transferee and the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions required herein, and shall be accompanied by an opinion of counsel acceptable to XCL Ltd., addressed to XCL Ltd. and satisfactory in form and substance to XCL Ltd., stating that, in the opinion of such counsel, such transfer will be a transaction exempt from registration under the Securities Laws and that all consents, approvals or authorizations to such transfer have been obtained. Assuming the receipt by XCL Ltd. of such satisfactory opinion, the Subscriber shall thereupon be entitled to transfer such shares in accordance with the terms of the notice delivered by the Subscriber to XCL Ltd. and this Agreement. Each certificate or other document issued representing the Securities shall bear the legend set forth in subsection 3(e) hereof, suitably conformed, unless, in the opinion of the respective counsel for the Subscriber and XCL Ltd., such legend is not required in order to aid in assuring compliance with applicable Securities Laws.

     The Subscriber agrees that it will not sell, transfer or otherwise dispose of any of its Units or Securities, and XCL and XCL Ltd. will not be required to recognize any such sale, transfer or disposition, unless such sale, transfer or disposition complies with this subsection 3(d).

     (e) Restrictive Legends and Stop Order. In addition to any specific restrictive legends that may be required by applicable Securities Laws or agreements to which the Subscriber may be a party, as to any Securities that are not effectively registered under the Act, the Subscriber agrees to be bound by a restrictive legend in substantially the following form which may be placed on the certificates or other documents representing the Securities:

          THE SECURITIES [NOTE] REPRESENTED BY THIS [INSTRUMENT] [CERTIFICATE] HAVE [HAS] NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY OTHER DOMESTIC OR FOREIGN JURISDICTION. SUCH SECURITIES [NOTE] MAY NOT BE SOLD, OFFERED FOR SALE, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SUCH LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER. SUCH SECURITIES [NOTE] ARE [IS] ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER CONTAINED IN THAT CERTAIN SUBSCRIPTION AGREEMENT DATED AS OF APRIL ___, 1997 BETWEEN THE ISSUER AND THE INITIAL HOLDER OF THE SECURITIES [NOTE] NAMED THEREIN. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER THEREOF UPON WRITTEN REQUEST TO THE SECRETARY OF THE ISSUER AND THE HOLDER OF THE SECURITIES [NOTE] AGREES TO BE BOUND THEREBY.

          The Subscriber understands and agrees that XCL Ltd. may place and instruct any transfer agent for the Securities, to place a stop transfer notation in the records in respect of the certificates representing such securities, provided that such securities may be transferred upon compliance with the provisions of this Section 3.

     4. Survival of Representations and Warranties. The representations and warranties of XCL and XCL Ltd. set forth in this Agreement or in any certificate or other document or instrument furnished to the Subscriber by or on behalf of XCL and XCL Ltd. in connection with the transactions contemplated hereby, which shall be deemed to be effective as of the date made, and the representations and warranties of the Subscriber set forth in Section 3 shall survive the execution, delivery and termination of this Agreement and the consummation of the transactions contemplated hereby.

     5.     Conditions Precedent to Obligations of Subscriber.

          (a) Representations True at Closing; Performance. The representations and warranties of XCL and XCL Ltd. contained in
Section 2 hereof shall be deemed to have been made again at and as of the Closing Date, and shall then be true and correct in all material respects, and XCL and XCL Ltd. shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

         (b) Legal Opinions. The Subscriber shall have received opinion of counsel, dated the Closing Date, from David
A. Melman, Esq., General Counsel of XCL, in substantially the form attached as Exhibit "D".

          (c) Units. There shall have been delivered to the Subscriber the following instruments and documents evidencing the Units subscribed for by the Subscriber:

               (i) a promissory note evidencing the aggregate principal amount of all Notes so subscribed for;

               (ii) a certificate representing the aggregate number of Warrants included as a component of such Units;
     and

               (iii) a copy of a fully executed Intercompany
     Subordination Agreement substantially in the form attached as Exhibit "E".

          (d) No Withdrawal, Cancellation or Modification. XCL or XCL Ltd. shall not have withdrawn, canceled or modified the Offering, and shall have taken such action as is contemplated thereby.

          (e) Minimum Subscriptions. XCL and XCL Ltd. shall have obtained executed agreements in substantially the form hereof constituting subscriptions for such number of Units which, when aggregated with the Units subscribed for by the Subscriber hereunder, equal at least 31 Units.

          (f) Certificates. XCL and XCL Ltd. shall deliver other customary closing certificates.

     6. Notices. Any notice, claim, request, demand or other communication required or permitted to be given under this Agreement shall be given in writing and shall be deemed to have been duly given if delivered or mailed, first class postage prepaid, to the party for whom intended at the following addresses:


     The Subscriber     The address set forth on the
                         signature page hereof


     XCL or XCL Ltd.     110 Rue Jean Lafitte
                         Lafayette, LA  70508
                         Attn:  David A. Melman, Esq.


or at such other address, as to any party, as such party shall specify by like notice to the other parties.

       7. Covenants of XCL and XCL LTD. XCL Ltd. hereby covenants and agrees that:

     (a)  XCL Ltd. shall be obligated to register the Warrant
Stock at the time and on the terms and conditions set forth in
Article 9 of the Warrant Agreement.

     (b) XCL and XCL Ltd. shall issue no more than 31 Units and shall not issue any securities convertible into or exchangeable for Units.

     8. Rights of Parties to Terminate. Notwithstanding anything to the contrary set forth herein, this Agreement and the transactions contemplated hereby may be terminated:

     (a) at any time by the written agreement of the parties hereto; or

     (b) by either XCL or the Subscriber, by written notice to the other, if the Closing shall not have occurred prior to or on April 10, 1997; provided, however, that such right to terminate shall not be available to a party which has breached this Agreement if such breach shall have prevented such Closing from occurring prior to or on April 10, 1997.

    9. Entire Agreement; etc. This Agreement together with the Schedules hereto, the Notes, the Warrant Agreement and the Intercompany Subordination Agreement sets forth the entire understanding and agreement between XCL, XCL Ltd. and the Subscriber pertaining to the subject matter hereof and thereof superseding any and all prior agreements, proposals, understandings and arrangements among the parties hereto, all of which shall be deemed terminated, cancelled and of no further force and effect. No prior or contemporaneous understanding or agreement shall alter or constitute a waiver of any term, condition, obligation, covenant, representation or warranty contained in this Agreement, nor shall any waiver, understanding or agreement purportedly amending or waiving any provision hereof be effective unless and until it shall be reduced to writing and signed by the parties hereto. Any other agreements pursuant to which a limited number of qualified investors agree to subscribe for Units shall be identical in form and content (except as to the identity of the Subscriber and the number of Units subscribed for) as this Agreement, and although each such agreement (including this Agreement) may be executed in counterparts with each counterpart being deemed an original and all such counterparts being deemed as one single instrument, each such agreement shall constitute an individual, several agreement with XCL and XCL Ltd. and no partnership, joint venture, agency or other relationship, expressed or implied, shall be created by and among the Subscriber and other purchasers of the Units. Further, XCL and XCL Ltd. covenant with and warrant each Subscriber that, until such Subscriber's
Note is paid in full, if the terms of any of the Units or any Subscriber's investment in the Units (including the Notes and the Warrant Agreements) are amended either directly or indirectly, then no such amendment shall be effective until and unless each Subscriber is offered and either expressly accepts or rejects the same amendment; and no benefit or inducement for such amendment will be offered to any Subscriber unless the same is offered to all Subscribers. The headings in this Agreement have been inserted for convenience of reference only and shall not affect the interpretation or enforcement of any provision hereof. XCL and XCL Ltd. further covenant and agree that it is the intent of the parties to this Agreement that the Subscriber herein will purchase and hold the Units on the same terms and conditions as the Kayne, Anderson investors unless said Subscriber explicitly elects otherwise after being offered the opportunity to so elect.

    10.  APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY
AND BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
DELAWARE FOR ALL PURPOSES WITHOUT REGARD TO ITS PRINCIPLES OF
CONFLICTS OF LAW.

     11.  Special Federal and State Securities Laws Notices.

          (a) The undersigned understands and acknowledges that:

          THE UNITS AND SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), WILL BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM.

          IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

          (b) Investors in the following jurisdictions must review the following legends required by each jurisdiction and be aware of their contents.

                      CALIFORNIA SUPPLEMENT
                        TO THE MEMORANDUM

     THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THESE SECURITIES, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                       FLORIDA SUPPLEMENT
                        TO THE MEMORANDUM

     THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER 517.061
OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                       MARYLAND SUPPLEMENT
                        TO THE MEMORANDUM

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR OTHER DOCUMENT) HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

                     PENNSYLVANIA SUPPLEMENT
                        TO THE MEMORANDUM

     UNDER PROVISIONS OF THE PENNSYLVANIA SECURITIES ACT OF 1972, EACH PENNSYLVANIA RESIDENT SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY), OR ANY PERSON, WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

     EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE MONTHS AFTER THE DATE OF PURCHASE. UNDER PROVISIONS OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (THE "1972 ACT"), EACH PENNSYLVANIA RESIDENT SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE SELLING AGENT AT THE ADDRESS SET FORTH IN THE TEXT OF THE MEMORANDUM, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY (IN PERSON OR BY TELEPHONE, TO THE SELLING AGENT AT THE NUMBER LISTED IN THE TEXT OF THE MEMORANDUM), A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.


    12. Subscription. The undersigned hereby subscribes for the following number of Units:

                         Number of  Units
                              to be purchased __________
                              (minimum purchase one Unit)

                         Total Purchase Price:
                         U.S. $__________
                         (Number of  Units x $100,000)



     IN WITNESS WHEREOF, the parties hereto have executed
                        this Agreement effective on the date
                        first above written. TYPE OF OWNERSHIP

                           (Check One)





_________      Individual (one signature required)

_________      Joint Tenants with right of survivorship (each
               must sign)


_________      Tenants in Common (each must sign)


_________      Tenants by the Entirety (both husband and wife
               must sign)


_________      Community Property (one signature required if
               interest held in one name, i.e., managing spouse;
               signatures of both spouses required if interest is held in both names)


_________      Corporation (include resolution authorizing this
               investment)


_________      Partnership (include partnership agreement)


_________      Trust (include instrument creating the trust)


_________      Estate (include certified copy of letters
               testamentary or letters of administration)


__________________________________________________________________________
     Please print here the exact name in which Unit(s) are to be registered.